SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                ALLIANCE BANCORP
                (Name of Registrant as Specified in its Charter)

               LA SALLE FINANCIAL PARTNERS LIMITED PARTNERSHIP AND
                   THE COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

       2)     Form, Schedule or Registration Statement No.:

       3)     Filing Party:

       4)     Date Filed:

                       LA SALLE FINANCIAL PARTNERS, L. P.
                 AND THE COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE
                                    Suite 405
                            259 East Michigan Avenue
                            Kalamazoo, Michigan 49007
                                 (616) 344-4993

       Materials in Opposition to Management and the Board of Directors of
                                Alliance Bancorp

                     Re: 1999 Annual Meeting of Stockholders

May 3, 1999

Dear Fellow Stockholder:

The Alliance Bancorp Committee to Maximize Shareholder Value (comprised of La Salle Financial Partners, L. P., Talman Financial, Inc., La Salle Capital Management, Inc., William D. King, George L. Barr, Peter T. Kross, Richard J. Nelson, and Florence J. Nelson) intends to file proxy materials with the Securities and Exchange Commission concerning the upcoming 1999 annual meeting of Alliance Bancorp (the "Company"). We intend to use those materials to solicit proxies to elect Richard J. Nelson, William D. King and George L. Barr as directors of the Company.

It is possible you will receive an annual report, proxy statement and proxy card from the Company's management and Board before our materials arrive, and you will be asked to return the Company's proxy card.

We encourage you NOT to vote your shares until you receive and review our proxy materials. Thank you for your consideration.

Sincerely,



/s/Richard J. Nelson                           /s/Peter T. Kross
Richard J. Nelson                              Peter T. Kross
President                                      President
La Salle Capital Management, Inc.              Talman Financial, Inc.


This letter does not constitute a solicitation of proxies for any meeting of Alliance Bancorp's stockholders. Any such solicitation will be made only pursuant to proxy materials complying with the requirements of Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Beneficial Ownership of Shares

       The following table shows, as of May 3, 1999 (except as otherwise noted), the shares of Alliance Bancorp Common Stock beneficially owned by the members of the Committee to Enhance Shareholder Value.

                                                         Shares Beneficially
                                                             Owned as of               Percent
Beneficial Owner                                             May 3, 1999              Of Class
--------------------------------------------                 -----------              --------

La Salle Financial Partners, L.P.                               550,047                   4.9%

Talman Financial, Inc.                                          550,047                   4.9%
(General Partner of La Salle Financial)

La Salle Capital Management, Inc.                               550,047                   4.9%
(General Partner of La Salle Financial)

Richard J. Nelson                                               550,047                   4.9%
(President of La Salle Capital Management, Inc.)

Peter T. Kross                                                  550,047                   4.9%
(President of Talman Financial, Inc.)

William D. King                                                       0                     0%

George L. Barr                                                        0                     0%

Florence J. Nelson                                                    0                     0%


                       LA SALLE FINANCIAL PARTNERS, L. P.
                                    Suite 405
                             259 E. Michigan Avenue
                            Kalamazoo, Michigan 49007

                            Telephone (616) 344-4993
                            Facsimile (616) 344-4994



As an institutional owner or bank trust department client, your proxy materials will be forwarded directly to you by your bank. To help us communicate with you, we would appreciate it if you would take a few minutes to complete the information requested below.




     Name of Institution or Stockholder: _____________________________________

     Contact Name at Institution: ____________________________________________

     Address:  _______________________________________________________________

       City:   _________________________  State:  _______   Zip:  ____________

      Phone:   ___________________________     Fax:   ________________________

                Number of Shares Owned:  ___________________________





             Please return this form to us by fax at (616) 344-4994
                          or mail to the above address.

                       LA SALLE FINANCIAL PARTNERS, L. P.
                                    Suite 405
                             259 E. Michigan Avenue
                            Kalamazoo, Michigan 49007

                            Telephone (616) 344-4993
                            Facsimile (616) 344-4994


Since you hold your shares through a brokerage firm, your proxy materials will be forwarded directly to you by that firm. To help us communicate with you, we would appreciate it if you would take a few minutes to complete the information requested below.

At your request, we would also be pleased to forward copies of our materials to your personal stockbroker or financial advisor. Thank you for your time and cooperation.

STOCKHOLDER INFORMATION

         Name:  _______________________________________________________________
      Address:  _______________________________________________________________
         City:  __________________________  State:  _______  Zip:  ____________
        Phone:  __________________________      Fax:   ________________________

I hold my Alliance Bancorp shares through:   __________________________________
                                                   (Name of Brokerage Firm)
                   Number of shares owned:   __________________________________

STOCKBROKER OR FINANCIAL ADVISOR INFORMATION

         Name:  _______________________________________________________________
         Firm:  _______________________________________________________________
      Address:  _______________________________________________________________
         City:  __________________________ State:  _______   Zip:  ____________
        Phone:  ___________________________       Fax:  _______________________



    Please return this form to our attention at the address indicated above.
        If you prefer, you may fax it to our offices at (616) 344-4994.